Putnam Investments

One Post Office Square

Boston, MA 02109

June 20, 2013

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

RE:    Putnam Fund Trust (the “Trust”) (Reg. No. (333-515) (811-07513) on behalf of its Putnam Capital Spectrum Fund; Putnam Dynamic Asset Allocation Equity Fund, Putnam Equity Spectrum Fund, Putnam Floating Rate Income Fund and Putnam Small Cap Growth Fund; each a series

Putnam Investment Funds (the “Trust”) (Reg. No. (33-56339) (811-07237) on behalf of its Putnam Capital Opportunities Fund, Putnam International Capital Opportunities Fund and Putnam Small Cap Value, each a series

Putnam Tax Free Income Trust (the “Trust”) (Reg. No. (2-98790) (811-04345) on behalf of Putnam Tax-Free High Yield Fund

Putnam Convertible Securities Fund (Reg. No. (2-43384) (811-02280)

Putnam High Yield Fund (Reg. No. (2-60492) (811-02796)

Putnam High Yield Advantage Fund (Reg. No. (33-2710) (811-04616)

Ladies and Gentlemen:

On behalf of the Funds, transmitted for filing pursuant to Rule 497 under the Securities Act of 1933, as amended, is an exhibit containing interactive data format risk/return summary information for the Funds.

The interactive data file, included as an exhibit to this filing relate to the supplement filed with the Securities and Exchange Commission on June 10, 2013 on behalf of the Funds.

Any comments or questions concerning this filing should be directed to me at 1-800-225-2465, ext.11139.

Very truly yours,

Laurie Grossman

cc:    James E. Thomas, Esq.